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Exhibit 10.2

=================================================================

                 REGISTRATION RIGHTS AGREEMENT

                  Dated as of August 12, 1996

                         By and Among

                  SA TELECOMMUNICATIONS, INC.

                              and

                        FURMAN SELZ LLC

                              and

                 RAUSCHER PIERCE REFSNES, INC.
                     as Initial Purchasers

===================================================================

                         $25,000,000*

                10% CONVERTIBLE NOTES DUE 2006



_________________________
* $28,750,000 if the Over-allotment Option is exercised in full.

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                             TABLE OF CONTENTS



                                                             Page

1.    Definitions...............................................1

2.    Shelf Registration........................................4

3.    Additional Interest.......................................5

4.    Registration Procedures...................................7

5.    Registration Expenses....................................15

6.    Indemnification..........................................16

7.    Rule 144 and 144A........................................21

8.    Underwritten Registrations...............................21

9.    Miscellaneous............................................21

      (a)   No Inconsistent Agreements.........................21
      (b)   Adjustments Affecting Registrable
              Notes............................................22
      (c)   Amendments and Waivers.............................22
      (d)   Notices............................................22
      (e)   Successors and Assigns.............................24
      (f)   Counterparts.......................................24
      (g)   Headings...........................................24
      (h)   Governing Law......................................24
      (i)   Severability.......................................24
      (j)   Securities Held by the Company or
              its Affiliates...................................24
      (k)   Third Party Beneficiaries..........................25

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                       REGISTRATION RIGHTS AGREEMENT


            This Registration Rights Agreement (this
"Agreement"), dated as of August 12, 1996, is being entered into by and among SA Telecommunications Inc., a Delaware corporation (the "Company"), and Furman Selz LLC and Rauscher
Pierce Refsnes, Inc. (the "Initial Purchasers").

            This Agreement is being entered into in connection with the Purchase Agreement, dated August 5, 1996, between the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $25,000,000 aggregate principal amount of the Company's 10% Convertible Notes due 2006 ($28,750,000 aggregate principal amount if the Initial Purchasers' over-allotment option is exercised in full)(the "Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Notes under the Purchase Agreement.

            The parties hereby agree as follows:

1.    Definitions

            As used in this Agreement, the following terms shall have the following meanings:

            Additional Interest:  See Section 3(a) hereof.

            Advice:  See the last paragraph of Section 4 hereof.

            Agreement: See the first introductory paragraph hereto.

            Closing Date:  The Closing Date as defined in the
Purchase Agreement.

            Common Stock: The common stock, par value $0.0001 per share, of the Company.

            Company: See the first introductory paragraph hereto.

            Effectiveness Date:  The 180th day after the Issue
Date.

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            Effectiveness Period:  See Section 2(a) hereof.

            Event Date:  See Section 3(b) hereof.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            Filing Date:  The 120th day after the Issue Date.

            Holder:  Any holder of a Registrable Security.

            Indemnified Person:  See Section 6(c) hereof.

            Indemnifying Person:  See Section 6(c) hereof.

            Indenture:  The Indenture, dated as of August 12,
1996 between the Company and the United States Trust Company of
New York, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

            Initial Purchasers: See the first introductory paragraph hereto.

            Inspectors:  See Section 4(o) hereof.

            Issue Date: The date on which the original Notes were sold to the Initial Purchasers pursuant to the Purchase
Agreement.

            NASD:  See Section 4(r) hereof.

            Notes:  See the second introductory paragraph hereto.

            Offering Memorandum: The Offering Memorandum dated
August 5, 1996 pursuant to which the Notes are being offered and sold by the Initial Purchasers.

            Participant:  See Section 6(a) hereof.

            Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

            Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            Purchase Agreement: See the second introductory paragraph hereto.

            Records:  See Section 4(o) hereof.

            Registrable Securities:  Each Note and share of
Common Stock of the Company issuable upon conversion of a Note, until each such Note or share (i) has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement covering it or
(ii) is distributed to the public pursuant to Rule 144.

            Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

            Rule 144A:  Rule 144A promulgated under the
Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

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            Rule 415:  Rule 415 promulgated under the Securities
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            SEC:  The Securities and Exchange Commission.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

            Shelf Registration:  See Section 2(a) hereof.

            TIA:  The Trust Indenture Act of 1939, as amended.

            Trustee:  The trustee under the Indenture.

            Underwritten registration or underwritten offering:
A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.    Shelf Registration

            (a) Shelf Registration. The Company agrees to file with the SEC no later than the Filing Date a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on Form S-2 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration, except as required pursuant to "piggy-back" registration rights granted by the Company and existing on the date of the Offering Memorandum as described therein.

            The Company shall use its commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration continuously effective under the Securities Act until the date which is three years from the Issue Date, subject to extension pursuant to the last paragraph of Section 4 hereof (the "Effectiveness Period"), or such shorter period ending when all Registrable Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration.

            (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

            (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

            (d) Calculation of Principal Amount. Unless the context otherwise requires, whenever it is necessary pursuant to the terms of this Agreement to determine the Holders of a majority in principal amount of the Registrable Securities covered by a Registration Statement, shares of Common Stock issued upon conversion of Notes which constitute Registrable Securities shall be treated as if such conversions had not taken place in making such calculation and the holders of such shares shall be treated as owning the principal amount of Notes so calculated.

3.    Additional Interest

            (a) The Company and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Registrable Securities ("Additional Interest") under the circumstances and to the extent set forth below:

            (i)  if the Shelf Registration has not been
      filed on or prior to the Filing Date, then, commencing on the 121st day after the Issue Date, Additional Interest shall accrue on the Registrable Securities over and above the stated interest at a rate of 0.25% per annum for the first 90 days immediately following the Filing
      Date, such Additional Interest rate increasing by an additional

      0.25% per annum at the beginning of each subsequent 90-day period;

           (ii)  if the Shelf Registration is not
      declared effective by the SEC on or prior to the Effectiveness Date, then, commencing on the 181st day after the Issue Date, Additional Interest shall accrue on the Registrable Securities included or which should have been included in such Registration Statement over and above the stated interest at a rate of 0.25% per annum for the first 90 days immediately following the Effectiveness Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

          (iii)  if the Shelf Registration has been
      declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue over and above any interest otherwise payable on such Registrable Securities at a rate of 0.25% per annum on the day such Shelf
      Registration ceases to be effective, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on any Registrable Security may not exceed at any one time in the aggregate 1.0% per annum; and provided, further, that (1) upon the filing of the Shelf Registration (in the case of clause (i) of this Section 3(a)), (2) upon the effectiveness of the Shelf Registration (in the case of clause (ii) of this Section 3(a)), or (3) upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(C) of this Section 3(a)), Additional Interest on the Registrable Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

            (b) The Company shall notify the Trustee within three business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to clauses (a)(i), (a)(ii) or (a)(iii) of this
Section 3 will be payable to the Holders of Registrable Securities in cash semi-annually on each February 15 and August 15

(to the holders of record on the February 1 and August 1 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by (i) the principal amount of the Notes held by a Holder, in the case of Registrable Securities which are Notes, or
(ii) the per share conversion price at which a Note was converted in the case of Registrable Securities which are shares of Common Stock, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

4.    Registration Procedures

            In connection with the filing of any Registration Statement pursuant to Section 2 hereof, the Company shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

            (a) Prepare and file with the SEC on or prior to the Filing Date a Registration Statement as prescribed by Section 2 hereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object.

            (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 4(n) hereof cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable
Securities in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known (including pending corporate developments, acquisitions or public filings) that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.

            (d) Use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment.

            (e) If reasonably requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them reasonably request to be included therein,
(ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

            (f) Furnish to each selling Holder of Registrable Securities who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules.

            (g) Deliver to each selling Holder of Registrable Securities, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this

Section 4, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by, such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify such Registrable Securities (and to cooperate with selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

            (i)   Cooperate with the selling Holders of
Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

            (j) Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration
Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof or the underwriter or underwriters, if any, to dispose of such Registrable Securities, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

            (k) Upon the occurrence of any event contemplated by paragraph 4(c)(v) or 4(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 4(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (l)   [intentionally omitted]

            (m)   Prior to the effective date of the Registration
Statement provide a CUSIP number for all Registrable
Securities.

            (n) In connection with any underwritten offering of Registrable Securities, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes or equity Securities similar to the Common Stock, as the case may be, and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes or equity securities similar to the Common Stock, as the case may be, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions provided in underwritten offerings of debt similar to the Notes or equity securities similar to the Common Stock, as the case may be, and such other customary matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt similar to the Notes or equity securities similar to the Common Stock, as the case may be, and such other customary matters as reasonably requested by the managing underwriter or underwriters; and
(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable
Securities covered by such Registration Statement and the managing underwriter or underwriters or agents and the Company) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

            (o) During the Applicable Period, make available for inspection by any selling Holder of such Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission of a material fact in such Registration Statement,
(ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
(iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Registrable Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

            (p) Cause the Indenture to be qualified under the TIA not later than the effective date of the Registration Statement; and in connection therewith, cooperate with the trustee under any such indenture and the Holders, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

            (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year)
(i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

            (r) Cooperate with each seller of Registrable Securities covered by the Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

            (s) Use its commercially reasonable efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

            Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iv), 4(c)(v), or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by the Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof or (y) the Advice.

5.    Registration Expenses

            (a)   All fees and expenses incident to the
performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 4(h) hereof)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is reasonably requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Securities included in the Registration Statement,
(iii) messenger, telephone and delivery expenses,
(iv) reasonable fees and disbursements of counsel for the Company and reasonable fees and disbursements of special counsel for the sellers of Registrable Securities (subject to the provisions of Section 5(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 4(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) rating agency fees, if any, and any fees associated with making the Registrable Securities eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company,
(ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and
(xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

            (b) The Company shall (i) reimburse the Holders of the Registrable Securities being registered in a Shelf Registration for the reasonable fees and disbursements, not to exceed $25,000, of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Registration Statement and (ii) reimburse out-of-pocket expenses (other than legal expenses) of Holders of Registrable Securities incurred in connection with the registration and sale of the Registrable Securities pursuant to a Shelf Registration; provided, however, that the Company shall not be required to reimburse Holders for any underwriting discounts or commissions, and any transfer fees or taxes.

6.    Indemnification

            (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities offered pursuant to the Registration Statement, the affiliates, directors, officers, agents, representatives and employees of each Holder or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Securities is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Registrable Securities which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Company in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 4 of this Agreement.

            (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its affiliates, directors, officers, agents, representatives and employees, and each other Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Company Participant") to the same extent as the foregoing indemnity from the Company to each Participant, but only
(i) with reference to information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities giving rise to such obligations.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity or contribution may be sought pursuant to either of the two preceding paragraphs or the next succeeding paragraph, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity or contribution may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred.
Any such separate firm for the Participants shall be designated in writing by Participants who sold a majority in interest of Notes and/or shares of Common Stock sold by all such Participants and any such separate firm for the Company Participants shall be designated in writing by the Company.
The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying
Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying
Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement
(A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and
(B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

            (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Registrable Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities
(or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified
Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

            (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this Section 6 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

7.    Rule 144 and 144A

            The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

8.    Underwritten Registrations

            If any of the Registrable Securities are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and reasonably acceptable to the Company.

            No Holder of Registrable Securities may participate in any underwritten registation hereunder unless such Holder
(a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and
(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.    Miscellaneous

            (a) No Inconsistent Agreements. The Company has not entered (except as described in the Offering Memorandum), as of the date hereof, and the Company will not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and the Company will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to the Registration Statement, except as permitted pursuant to
Section 2(a) hereof.

            (b) Adjustments Affecting Registrable Securities. The Company will not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

            (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable
Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (d)   Notices.  All notices and other communications
(including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                 1.    if to a Holder of the Registrable
      Securities, at the most current address of such Holder set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                       Furman Selz LLC
                       230 Park Avenue
                       New York, New York  10169
                       Facsimile No.:  (212) 808-2733
                       Attention:  Stuart B. Katz

      with a copy to:

                       Cahill Gordon & Reindel
                       80 Pine Street
                       New York, New York  10005
                       Facsimile No.:  (212) 269-5420
                       Attention:  William B. Gannett, Esq.

                 2.    if to the Initial Purchasers, at the
      address specified in Section 9(d)(1);

                 3.    if to the Company, as follows:

                       SA Telecommunications, Inc.
                       1600 Promenade Center
                       15th Floor
                       Richardson, Texas  75080
                       Facsimile No.: (214) 889-1543
                       Attention:  Lynn H. Johnson, Esq.
                                     Vice President and
                                     General Counsel

      with copies to:

                       Arter & Hadden
                       1717 Main Street
                       Suite 4100
                       Dallas, Texas  75201
                       Facsimile No.: (214) 741-7134
                       Attention:  Mark S. Solomon, Esq.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

            Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Securities.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY
WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAW.

            (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (j)   Securities Held by the Company or its
Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities

Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (k)   Third Party Beneficiaries.  Holders of
Registrable Securities are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                            SA TELECOMMUNICATIONS INC.


                            By:  /s/ J. David Darnell
                               ---------------------------------
                               Name:  J. David Darnell
                               Title: Vice President-Finance
                                       and Chief Financial
                                       Officer


                            FURMAN SELZ LLC
                            RAUSCHER PIERCE REFSNES, INC.

                            By Furman Selz LLC


                            By:  /s/ Stuart B. Katz
                               ---------------------------------
                               Name:  Stuart B. Katz
                               Title: Senior Managing Director